Exhibit 10.1







                                        January 3, 1997






Mark A. Smith, President
LoTayLingKyur, Inc.
Dorje Dzong
1345 Spruce St., Suite I
Boulder, CO 80302

Dear Mr. Smith:

     Bion Environmental Technologies, Inc. ("Biet") hereby agrees with the terms of the offer of early conversion of the note held by LoTayLingKyur, Inc. as discussed with you and further described in your memo to Biet dated January 2, 1997 (copy attached as Exhibit A).

                                        Very truly yours,

                                         /s/ Jon Northrop

                                        Jon Northrop
                                        Chief Executive Officer